Premises and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2013
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment [Table Text Block]
At year end, premises and equipment are summarized as follows:

	(Dollars in thousands)
	2013	2012
Cost:
Land	$4,540	$4,540
Buildings and improvements	19,588	19,277
Furniture and equipment	11,786	11,244
Total cost	35,914	35,061
Less accumulated depreciation	(18,654)	(17,383)
Premises and equipment, net	$17,260	$17,678